Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	Three	Three	Six	Six
	months	months	months	months
	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,
	2008	2007	2008	2007
	(Unaudited)		(Unaudited)
Operating revenue
Management fee revenue, net	$241,646	$242,324	$458,617	$458,343
Premiums earned	51,736	52,122	103,662	104,096
Service agreement revenue	7,748	7,299	15,139	14,717

Total operating revenue	301,130	301,745	577,418	577,156

Operating expenses
Cost of management operations	201,338	195,969	382,456	375,855
Losses and loss adjustment expenses incurred	33,823	29,789	67,583	62,023
Policy acquisition and other underwriting expenses	12,281	11,695	24,281	23,689

Total operating expenses	247,442	237,453	474,320	461,567

Investment income – unaffiliated
Investment income, net of expenses	11,467	14,138	23,139	28,116
Net realized (losses) gains on investments	(14,267)	2,222	(38,846)	4,112
Equity in earnings of limited partnerships	11,275	20,180	19,253	32,698

Total investment income – unaffiliated	8,475	36,540	3,546	64,926

Income before income taxes and equity in (losses) earnings of Erie Family Life Insurance	62,163	100,832	106,644	180,515
Provision for income taxes	20,288	31,505	34,539	56,098
Equity in (losses) earnings of Erie Family Life Insurance, net of tax	(560)	1,159	(813)	2,430

Net income	$41,315	$70,486	$71,292	$126,847

Net income per share:
Class A common stock – basic	$0.80	$1.22	$1.36	$2.19

Class A common stock – diluted	0.71	1.11	1.22	1.99

Class B common stock – basic and diluted	116.10	187.31	200.67	336.32

Weighted average shares outstanding:
Class A common stock – basic	51,754,896	57,337,436	52,291,387	57,513,372

Class A common stock – diluted	57,898,022	63,556,114	58,434,513	63,734,450

Class B common stock – basic and diluted	2,551	2,571	2,551	2,572

Dividends declared per share:
Class A common stock	$0.44	$0.40	$0.88	$0.80

Class B common stock	66.00	60.00	132.00	120.00

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(amounts in thousands, except per share data)

	Three	Three	Six	Six
	months	months	months	months
	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,
	2008	2007	2008	2007
	(Unaudited)		(Unaudited)
Management operations
Management fee revenue	$255,809	$256,462	$485,408	$485,106
Service agreement revenue	7,748	7,299	15,139	14,717

Total revenue from management operations	263,557	263,761	500,547	499,823
Cost of management operations	213,114	207,392	404,774	397,777

Income from management operations	50,443	56,369	95,773	102,046

Insurance underwriting operations
Premiums earned	51,736	52,122	103,662	104,096

Losses and loss adjustment expenses incurred	33,823	29,789	67,583	62,023
Policy acquisition and other underwriting expenses	14,668	14,410	28,754	28,530

Total losses and expenses	48,491	44,199	96,337	90,553

Underwriting income	3,245	7,923	7,325	13,543

Investment operations
Investment income, net of expenses	11,467	14,138	23,139	28,116
Net realized (losses) gains on investments	(14,267)	2,222	(38,846)	4,112
Equity in earnings of limited partnerships	11,275	20,180	19,253	32,698
Equity in (losses) earnings of Erie Family Life Insurance	(602)	1,247	(874)	2,613

Net revenue from investment operations	7,873	37,787	2,672	67,539

Income before income taxes	61,561	102,079	105,770	183,128
Provision for income taxes	20,246	31,593	34,478	56,281

Net income	$41,315	$70,486	$71,292	$126,847

Net income per share – Class A basic	$0.80	$1.22	$1.36	$2.19

Net income per share – Class A diluted	0.71	1.11	1.22	1.99

Net income per share – Class B basic and diluted	116.10	187.31	200.67	336.32

Weighted average shares outstanding - Class A diluted	57,898	63,556	58,435	63,734

Amounts presented on a segment basis are gross of intercompany/intersegment items.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Definition of non-GAAP and operating measures

We believe that investors’ understanding of our performance is enhanced by the disclosure of the following non-GAAP financial measure. Our method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and related federal income taxes. We elected the fair value measurement option for our common stock portfolio effective January 1, 2008. As such, changes in value related to common stocks are reported in earnings. These unrealized gains or losses are included in the net realized losses/gains on investments on the Consolidated Statements of Operations that is used to calculate operating income. Equity in earnings or losses of Erie Family Life Insurance Company and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Both of these categories include the respective investment’s realized capital gains and losses, as well as unrealized gains and losses, as these investments are accounted for under the equity method.

Net income is the GAAP measure that is most directly comparable to operating income.

We use operating income to evaluate the results of operations. It reveals trends in our management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market condition, the timing of which is unrelated to management services and the insurance underwriting processes. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect our overall profitability.

The following table reconciles operating income and net income for the periods ended June 30, 2008 and 2007:

	Three	Three	Six	Six
	months ended	months ended	months ended	months ended
	June 30,	June 30,	June 30,	June 30,
	2008	2007	2008	2007
(in thousands, except per share data)
	(Unaudited)		(Unaudited)
Operating income	$50,589	$69,042	$96,542	$124,174
Net realized (losses) gains on investments	(14,267)	2,222	(38,846)	4,112
Income tax benefit (expense) on realized (losses) gains	4,993	(778)	13,596	(1,439)

Realized (losses) gains, net of income taxes	(9,274)	1,444	(25,250)	2,673

Net income	$41,315	$70,486	$71,292	$126,847

	Three months	Three months	Six months	Six months
	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,
	2008	2007	2008	2007

	(Unaudited)		(Unaudited)
Per Class A share – diluted:
Operating income	$0.87	$1.09	$1.65	$1.95
Net realized (losses) gains on investments	(0.25)	0.03	(0.66)	0.06
Income tax benefit (expense) on realized (losses) gains	0.09	(0.01)	0.23	(0.02)

Realized (losses) gains, net of income taxes	(0.16)	0.02	(0.43)	0.04

Net income	$0.71	$1.11	$1.22	$1.99

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(amounts in thousands, except per share data)

	June 30,	December 31,
	2008	2007
	(Unaudited)
Assets
Investments
Available-for-sale securities, at fair value:
Fixed maturities	$630,116	$703,406
Equity securities	99,754	218,270
Trading securities, at fair value	91,133	0
Other invested assets	313,905	297,059

Total investments	1,134,908	1,218,735
Cash and cash equivalents	16,201	31,070
Equity in Erie Family Life Insurance	56,540	59,046
Premiums receivable from policyholders	257,658	243,612
Receivables from affiliates	1,170,534	1,177,830
Other assets	168,911	148,330

Total assets	$2,804,752	$2,878,623

Liabilities and shareholders’ equity
Liabilities
Unpaid losses and loss adjustment expenses	$1,004,553	$1,026,531
Unearned premiums	437,094	421,263
Other liabilities	391,571	379,550

Total liabilities	1,833,218	1,827,344
Total shareholders’ equity	971,534	1,051,279

Total liabilities and shareholders’ equity	$2,804,752	$2,878,623

Book value per share	$16.89	$17.68

Shares outstanding	57,519	59,461

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three	Three	Six	Six
	months ended	months ended	months ended	months ended
	June 30,	June 30,	June 30,	June 30,
	2008	2007	2008	2007
(dollars in thousands)
Property and Casualty Group insurance underwriting operations (SAP basis)
	(Unaudited)		(Unaudited)
Direct underwriting results
Direct written premium	$1,030,036	$1,028,247	$1,948,432	$1,946,425

Premiums earned	962,466	963,691	1,900,286	1,905,849

Loss and loss adjustment expenses incurred	602,238	542,795	1,205,628	1,115,123
Policy acquisition and other underwriting expenses	284,255	281,669	539,118	538,771

Total losses and expenses	886,493	824,464	1,744,746	1,653,894

Direct underwriting income	75,973	139,227	155,540	251,955

Nonaffiliated reinsurance underwriting results
Assumed voluntary-less ceded retrocessions	(555)	(652)	(345)	(3,550)
Assumed involuntary	(1,614)	23,643	(2,405)	22,279
Less: Ceded	9,253	6,843	18,296	14,659

Nonaffiliated reinsurance underwriting (loss) income	(11,422)	16,148	(21,046)	4,070

Net underwriting income (SAP basis)	$64,551	$155,375	$134,494	$256,025

Erie Indemnity insurance underwriting operations (SAP to GAAP basis)
Percent of pool assumed by the Indemnity Company	5.50%	5.50%	5.50%	5.50%

Indemnity preliminary underwriting income (SAP basis)	$3,550	$8,546	$7,397	$14,081
SAP to GAAP adjustments	(305)	(623)	(72)	(538)

Indemnity underwriting income before tax (GAAP basis)	$3,245	$7,923	$7,325	$13,543

Property & Casualty Group (SAP basis)
Net basis:
Loss and LAE ratio	63.8%	55.6%	64.7%	58.9%
Underwriting ratio	27.4	26.7	27.3	26.9
Policyholder dividends ratio	0.0	0.1	0.1	0.2

Statutory combined ratio	91.2	82.4	92.1	86.0

Adjusted combined ratio, excluding profit component	87.0	77.7	88.0	81.5

Direct business:
Loss ratio points from prior accident year reserve development – redundancy	(3.9)	(4.3)	(4.6)	(7.4)
Loss ratio points from prior accident years from salvage and subrogation recoveries collected	(1.6)	(1.8)	(2.4)	(2.4)

Total loss ratio points from prior accident years	(5.5)	(6.1)	(7.0)	(9.8)

Loss ratio points from catastrophes	2.9	2.1	2.3	1.3

Erie Indemnity Company
GAAP combined ratio	93.7	84.8	92.9	87.0
GAAP loss ratio points from catastrophes	3.0	2.2	2.3	1.3

SAP basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC).

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In our opinion, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three	Three	Six	Six
	months ended	months ended	months ended	months ended
	June 30,	June 30,	June 30,	June 30,
	2008	2007	2008	2007
(dollars in thousands)
Statutory accounting basis	(Unaudited)		(Unaudited)
Premiums earned	$905,050	$913,316	$1,792,542	$1,802,867
Losses, loss adjustment expenses and
underwriting expenses	844,022	766,464	1,665,440	1,560,891

Net underwriting income	61,028	146,852	127,102	241,976

Total investment (loss) income	(54,492)	212,935	(24,263)	349,581

Income before income taxes	6,536	359,787	102,839	591,557
Federal income tax expense	52,564	110,527	113,364	182,519

Net (loss) income	$(46,028)	$249,260	$(10,525)	$409,038

	As of	As of
	June 30,	December 31,
	2008	2007
(dollars in thousands)
Statutory accounting basis	(Unaudited)
Cash and invested assets	$8,743,798	$8,927,997
Other assets	1,247,042	1,033,852

Total assets	$9,990,840	$9,961,849

Loss, loss adjustments expense and
unearned premium reserves	$4,873,914	$4,848,549
Other liabilities	360,699	345,776

Total liabilities	5,234,613	5,194,325

Policyholders’ surplus	4,756,227	4,767,524

Total liabilities and policyholders’ surplus	$9,990,840	$9,961,849

Management fee revenue by major lines of business – Segment basis:

	Three months	Three months		Six months	Six months
	ended	ended		ended	ended
	June 30,	June 30,	%	June 30,	June 30,	%
	2008	2007	Change	2008	2007	Change
(dollars in thousands)
Private passenger auto	$120,804	$118,693	1.8%	$230,054	$227,369	1.2%
Homeowners	51,756	51,566	0.4	89,540	88,659	1.0
Commercial multi-peril	29,950	30,116	-0.6	58,694	58,880	-0.3
Commercial auto	21,638	22,125	-2.2	42,355	42,916	-1.3
Workers compensation	19,490	21,321	-8.6	40,704	44,297	-8.1
All other lines of business	13,871	13,241	4.8	25,761	24,485	5.2

	257,509	257,062	0.2	487,108	486,606	0.1
Change in allowance for management fee returned on cancelled policies	(1,700)	(600)		(1,700)	(1,500)

Management fee revenue, net of allowance	$255,809	$256,462	-0.3%	$485,408	$485,106	0.1%

Management fee rate	25.00%	25.00%		25.00%	25.00%

Growth rates of policies in force for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.		12-mth.	Total	12-mth.
	Passenger	growth		growth	All Other	growth	Personal	growth
Date	Auto	rate	Homeowners	rate	Personal Lines	rate	Lines	rate
06/30/2006	1,637,472	(1.3)%	1,366,633	1.2%	294,409	4.2%	3,298,514	0.2%
09/30/2006	1,636,947	(0.9)	1,373,763	1.4	298,361	4.6	3,309,071	0.5
12/31/2006	1,633,882	(0.4)	1,377,965	1.8	301,497	5.2	3,313,344	1.0
03/31/2007	1,635,714	0.0	1,384,856	2.1	305,591	5.4	3,326,161	1.3
06/30/2007	1,644,561	0.4	1,398,034	2.3	311,761	5.9	3,354,356	1.7
09/30/2007	1,649,801	0.8	1,408,114	2.5	316,786	6.2	3,374,701	2.0
12/31/2007	1,651,234	1.1	1,413,712	2.6	321,431	6.6	3,386,377	2.2
03/31/2008	1,655,869	1.2	1,420,250	2.6	325,926	6.7	3,402,045	2.3
06/30/2008	1,667,446	1.4	1,433,504	2.5	332,922	6.8	3,433,872	2.4

		12-mth.	CML*	12-mth.		12-mth.		12-mth.	Total	12-mth.
	CML*	growth	Multi-	growth	Workers	growth	All Other	growth	CML*	growth
Date	Auto	rate	Peril	rate	Comp.	rate	CML* Lines	rate	Lines	rate
06/30/2006	119,471	0.9%	217,134	2.4%	54,871	(4.4)%	91,568	2.9%	483,044	1.3%
09/30/2006	119,555	0.8	217,763	2.3	54,379	(4.4)	92,687	2.9	484,384	1.2
12/31/2006	119,801	0.9	218,542	2.4	53,923	(4.1)	92,687	2.7	484,953	1.3
03/31/2007	119,907	1.1	219,300	2.3	53,498	(3.2)	92,857	2.8	485,562	1.5
06/30/2007	121,587	1.8	223,670	3.0	53,955	(1.7)	94,612	3.3	493,824	2.2
09/30/2007	122,154	2.2	226,302	3.9	54,341	(0.1)	96,167	3.8	498,964	3.0
12/31/2007	122,558	2.3	228,214	4.4	54,720	1.5	96,464	4.1	501,956	3.5
03/31/2008	122,882	2.5	229,577	4.7	54,927	2.7	96,511	3.9	503,897	3.8
06/30/2008	123,955	1.9	234,393	4.8	55,801	3.4	97,745	3.3	511,894	3.7

		12-mth.
	Total All	growth
Date	Lines	rate
06/30/2006	3,781,558	0.4%
09/30/2006	3,793,455	0.6
12/31/2006	3,798,297	1.0
03/31/2007	3,811,723	1.3
06/30/2007	3,848,180	1.8
09/30/2007	3,873,665	2.1
12/31/2007	3,888,333	2.4
03/31/2008	3,905,942	2.5
06/30/2008	3,945,766	2.5

CML* = Commercial

Policy retention trends for Property and Casualty Group insurance operations by major lines of business:

	Private			CML*
	Passenger	CML*		Multi-	Workers	All Other
Date	Auto	Auto	Homeowners	Peril	Comp.	Lines	Total All Lines
06/30/2006	90.3%	87.7%	88.9%	85.9%	85.9%	86.5%	89.0%
09/30/2006	90.5	87.8	89.2	86.0	85.8	86.7	89.2
12/31/2006	90.8	87.7	89.4	86.0	85.7	87.1	89.5
03/31/2007	91.0	88.0	89.7	86.1	86.2	87.2	89.7
06/30/2007	91.1	88.1	89.9	86.0	86.3	87.6	89.9
09/30/2007	91.3	88.2	90.1	86.1	86.8	87.5	90.0
12/31/2007	91.5	88.2	90.3	86.0	86.8	87.8	90.2
03/31/2008	91.6	88.4	90.5	86.5	87.6	87.9	90.4
06/30/2008	91.6	87.9	90.7	86.2	87.5	88.1	90.4

CML* = Commercial

Average premium per policy trends for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.	All other	12-mth.		12-mth.
	Passenger	percent		percent	Personal	percent	Total Personal	percent
Date	Auto	change	Homeowners	change	Lines	change	Lines	change
06/30/2006	$1,140	(3.9)%	$535	(2.6)%	$348	0.6%	$818	(3.9)%
09/30/2006	1,122	(4.8)	530	(2.9)	348	0.3	806	(4.7)
12/31/2006	1,110	(5.5)	526	(3.1)	349	0.3	797	(5.2)
03/31/2007	1,100	(5.3)	524	(2.8)	349	0.0	791	(4.9)
06/30/2007	1,094	(4.0)	520	(2.8)	351	0.9	786	(3.9)
09/30/2007	1,093	(2.6)	519	(2.1)	352	1.1	783	(2.9)
12/31/2007	1,092	(1.6)	518	(1.5)	353	1.1	782	(1.9)
03/31/2008	1,091	(0.8)	518	(1.1)	354	1.4	781	(1.3)
06/30/2008	1,088	(0.5)	514	(1.2)	353	0.6	777	(1.1)

		12-mth.		12-mth.		12-mth.	Total	12-mth.
		percent		percent	All Other	percent	CML*	percent
Date	CML* Auto	change	Workers Comp.	change	CML* Lines	change	Lines	change
06/30/2006	$2,730	(1.8)%	$6,143	0.7%	$1,676	(1.9)%	$2,444	(2.4)%
09/30/2006	2,705	(3.0)	6,047	(0.9)	1,669	(1.5)	2,416	(3.0)
12/31/2006	2,687	(3.4)	5,985	(3.7)	1,657	(2.8)	2,393	(4.3)
03/31/2007	2,664	(4.1)	5,914	(5.7)	1,641	(4.0)	2,365	(5.4)
06/30/2007	2,627	(3.8)	5,901	(3.9)	1,616	(3.6)	2,333	(4.5)
09/30/2007	2,600	(3.9)	5,780	(4.4)	1,592	(4.6)	2,295	(5.0)
12/31/2007	2,577	(4.1)	5,602	(6.4)	1,581	(4.6)	2,262	(5.5)
03/31/2008	2,568	(3.6)	5,453	(7.8)	1,576	(4.0)	2,240	(5.3)
06/30/2008	2,530	(3.7)	5,236	(11.3)	1,546	(4.3)	2,187	(6.3)

		12-mth.
	Total All	percent
Date	Lines	change
06/30/2006	$1,026	(3.3)%
09/30/2006	1,011	(4.2)
12/31/2006	1,001	(4.8)
03/31/2007	991	(5.1)
06/30/2007	984	(4.1)
09/30/2007	978	(3.3)
12/31/2007	973	(2.8)
03/31/2008	969	(2.2)
06/30/2008	960	(2.4)

CML* = Commercial

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS) – DIRECT BUSINESS

	Three Months ended				Three Months ended
	June 30, 2008				June 30, 2007
		Prior Year**		Current		Prior Year**		Current
		Reserve		Accident		Reserve		Accident
	Calendar*	Development		Year		Development		Year
		Deficiency	Catastrophe	Excluding	Calendar*	Deficiency	Catastrophe	Excluding
	Year	(Redundancy)	Losses	Catastrophes	Year	(Redundancy)	Losses	Catastrophes

Private passenger auto	83.6%	-2.5%	0.4%	85.7%	76.1%	-9.6%	0.2%	85.5%
Homeowners	88.2%	-9.5%	2.0%	95.7%	89.9%	3.4%	1.6%	84.9%
Other personal lines	98.7%	9.1%	0.1%	89.5%	99.8%	18.8%	0.1%	80.9%
Total personal lines	85.5%	-4.0%	2.5%	87.0%	80.9%	-4.9%	2.0%	83.8%
Commercial multi-peril	74.1%	-17.4%	0.3%	91.2%	83.8%	-3.3%	0.1%	87.0%
Commercial auto	94.4%	4.3%	0.1%	90.0%	72.6%	-10.8%	0.0%	83.4%
Workers compensation	115.6%	6.3%	0.0%	109.3%	77.2%	4.5%	0.0%	72.7%
Other commercial lines	63.9%	1.3%	0.0%	62.6%	49.0%	-0.6%	0.0%	49.6%
Total commercial lines	90.1%	-3.7%	0.4%	93.4%	76.6%	-3.1%	0.2%	79.5%
Grand total – direct business only	86.9%	-3.9%	2.9%	87.9%	79.6%	-4.3%	2.1%	81.8%

	Six Months Ended				Six Months Ended
	June 30, 2008				June 30, 2007
		Prior Year**		Current		Prior Year**		Current
		Reserve		Accident		Reserve		Accident
	Calendar*	Development		Year		Development		Year
		Deficiency	Catastrophe	Excluding	Calendar*	Deficiency	Catastrophe	Excluding
	Year	(Redundancy)	Losses	Catastrophes	Year	(Redundancy)	Losses	Catastrophes

Private passenger auto	84.3%	-6.8%	0.3%	90.8%	79.9%	-12.0%	0.1%	91.8%
Homeowners	89.2%	-5.4%	1.5%	93.1%	83.8%	-2.9%	1.1%	85.6%
Other personal lines	79.3%	-3.8%	0.1%	83.0%	89.4%	6.6%	0.1%	82.7%
Total personal lines	85.4%	-6.3%	1.9%	89.8%	81.3%	-8.7%	1.3%	88.7%
Commercial multi-peril	91.6%	-2.1%	0.3%	93.4%	88.7%	-2.2%	0.1%	90.8%
Commercial auto	78.6%	-9.8%	0.1%	88.3%	75.2%	-11.5%	0.0%	86.7%
Workers compensation	103.0%	5.6%	0.0%	97.4%	90.2%	2.5%	0.0%	87.7%
Other commercial lines	90.4%	23.2%	0.0%	67.2%	47.2%	-12.6%	0.0%	59.8%
Total commercial lines	90.9%	-0.5%	0.4%	91.0%	82.6%	-4.2%	0.1%	86.7%
Grand total – direct business only	87.1%	-4.6%	2.3%	89.4%	81.8%	-7.4%	1.3%	87.9%
*The calendar year combined ratio represents the adjusted statutory combined ratio, which removes the profit component of the management fee earned by the Company.
**The prior accident year reserve development does not include the effects of salvage and subrogation recoveries.